STATEMENT OF ADDITIONAL INFORMATION

Scudder Advisor Funds

Mid Cap Growth Fund - Investment Class
Mid Cap Growth Fund - Institutional Class
Mid Cap Growth  Fund - Class A Shares
Mid Cap Growth  Fund - Class B Shares Mid
Cap Growth Fund - Class C Shares
Mid Cap Growth Fund - Class R Shares


February 1, 2005, as revised March 21, 2005


Small Cap Growth Fund - Investment  Class
Small Cap Growth Fund -  Institutional Class
Small Cap Growth  Fund - Class A Shares
Small Cap Growth  Fund - Class B Shares
Small Cap Growth  Fund - Class C Shares
Small Cap Growth Fund - Class R Shares


February 1, 2005, as revised March 21, 2005


Scudder Advisor Funds (the "Trust") is an open-end, management investment company consisting of a number of separate investment funds. The shares of Mid Cap Growth Fund and Small Cap Growth Fund (each, a "Fund" and together the "Funds") are described herein (other than Class S and Class AARP of Small Cap Growth Fund). Mid Cap Growth Fund currently offers seven classes of shares, Investment Class, Institutional Class and Class S, A, B, C and R Shares. Small Cap Growth Fund currently offers eight classes of shares, Investment Class, Institutional Class and Class A, B, C, R, S and AARP Shares. Each of the Funds is a separate series of the Trust.

Prior to March 28, 2002, Mid Cap Growth Fund and Small Cap Growth Fund invested all of their investable assets in diversified open-end management investment companies having the same investment objectives as each Fund. These investment companies were Capital Appreciation Portfolio and Small Cap Portfolio, respectively (each, a "Portfolio" and collectively, the "Portfolios"). Since March 28, 2002 each Fund is now operating as a stand-alone mutual fund that directly acquires and manages its own portfolio of securities. Mid Cap Growth Fund and Small Cap Growth Fund may in the future seek to achieve their investment objectives by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each Fund.

Shares of the Funds are sold by Scudder Distributors, Inc. ("SDI"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. ("DeAM, Inc."), the Funds' investment advisor (the "Advisor"), and to clients and customers of other organizations.

The prospectuses for Mid Cap Growth Fund and Small Cap Growth Fund are dated February 1, 2005 (each, a "Prospectus" and, collectively, the "Prospectuses"). The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with that Fund's Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with DeAM, Inc.). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in a Funds' Prospectuses. The audited financial statements for each Fund for the fiscal year ended September 30, 2004 are incorporated herein by reference to the Annual Reports to Shareholders for the Funds dated September 30, 2004 respectively. A copy of the Funds' Reports to Shareholders may be obtained without charge by calling 800-621-1048 (Institutional shareholders, call 800-730-1313).

                                TABLE OF CONTENTS


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INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES...............................1
   Investment Objectives.......................................................1
   Investment Restrictions.....................................................1
   Investment Policies.........................................................3
   Equity Securities...........................................................6
   Fixed Income Securities and Money Market Instruments........................9
   Derivative Securities......................................................14
   Futures Contracts and Options on Futures Contracts.........................18
   Portfolio Turnover.........................................................24
   Portfolio Transactions.....................................................24

PURCHASE AND REDEMPTION OF SHARES.............................................26
   Purchase of Shares.........................................................26
   Purchases..................................................................28
   Redemptions................................................................35
   Exchanges..................................................................38
   Dividends and Distributions................................................39
   Redemptions and Purchases In-Kind..........................................40

NET ASSET VALUE...............................................................40

TRUSTEES AND OFFICERS.........................................................41
   Code of Ethics.............................................................52
   Investment Advisor.........................................................52
   Advisory Contract Approval.................................................53
   Portfolio Management.......................................................53
   Administrator..............................................................53
   Custodian..................................................................54
   Transfer Agent.............................................................54
   Distributor................................................................55
   Service Agent..............................................................57
   Counsel....................................................................57
   Independent Registered Public Accounting Firm..............................57

ORGANIZATION OF THE TRUST.....................................................57

PROXY VOTING GUIDELINES.......................................................58

TAXES.........................................................................59

FINANCIAL STATEMENTS..........................................................64

APPENDIX......................................................................65

                INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES


Investment Objectives

Both Mid Cap Growth Fund's and Small Cap Growth Fund's investment objectives are long-term capital growth. The production of any current income is secondary to each Fund's investment objective, and there can, of course, be no assurance that either Fund will achieve its investment objective.

Under normal circumstances, Mid Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies.

Under normal circumstances, Small Cap Growth Fund invests at least 80% of its assets, determined at the time of purchase, in the stock, and other securities with equity characteristics, of smaller capitalization companies. The Advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940 (the "1940 Act"), and as used in this SAI, means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Neither Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):'

(1) borrow money or mortgage or hypothecate assets of the Fund, in excess of 5% of the Fund's total assets (taken at cost); except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (but only as a temporary measure for extraordinary or emergency purposes) and enter into reverse repurchase agreements or dollar roll transactions; and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction; and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related non-fundamental restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Fund may not engage in dollar-roll transactions);

(2) underwrite securities issued by other persons except insofar as the Fund (Trust) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts

         (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

(5) concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

(7) with respect to 75% of each Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies, the Fund will not, as a matter of non-fundamental operating policy:

(i) borrow money (including through reverse repurchase or forward roll transactions), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any US issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Funds currently do not engage in short selling.);

(v) invest for the purpose of exercising control or management of another company;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission ("SEC"); provided further, that except in the case of a merger or consolidation, the Fund shall not purchase securities of any open-end investment company unless (1) the Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board to be liquid);

(viii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation ("OCC"), except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

(ix) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and

(x) for Small Cap Growth Fund only, acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

Investment Policies

The following is a chart of the various types of securities and investment strategies each Fund may employ. Unless otherwise indicated, each Fund is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of a Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by each Fund.

                                                                                    Mid Cap           Small Cap
INVESTMENT PRACTICE                                                                Growth Fund       Growth Fund
---------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:

I        Permitted without stated limit

II       Permitted without stated limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net Fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total Fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock                                                                           I                   I
Warrants                                                                               I                   I
Preferred Stock                                                                        I                   I
Convertible Securities                                                                 I                   I
Medium Capitalization Stocks                                                      80% (total)             II
Small Capitalization Stocks                                                            II             80% (total)
Micro Capitalization Stocks                                                            II                 II

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments                                                            20% (total)         20% (total)
Obligations of Banks and Other Financial Institutions                             20% (total)         20% (total)
Certificates of Deposit and Bankers' Acceptances                                  20% (total)         20% (total)
Commercial Paper                                                                  20% (total)         20% (total)
Variable Rate Master Demand Notes                                                 20% (total)         20% (total)
U.S. Government Securities                                                        20% (total)         20% (total)
Zero Coupon Securities and Deferred Interest Bonds                                20% (total)         20% (total)

DERIVATIVE SECURITIES (OPTIONS)
Options on Securities                                                                  I                   I
Options on Securities Indices                                                          I                   I
Options on Non-US Securities Indices                                                   I                   I

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts                                                                      I                   I
Futures Contracts on Securities Indices                                                I                   I
Options on Futures Contracts (including Contracts on Security Indices)                 I                   I

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
Hedging Strategies                                                                     I                   I

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Government Guaranteed Mortgage-Backed Securities                                  20% (total)         20% (total)
Ginnie Mae Certificates                                                           20% (total)         20% (total)
Fannie Mae Certificates                                                           20% (total)         20% (total)
Freddie Mac Certificates                                                          20% (total)         20% (total)



                                       4

                                                                                    Mid Cap           Small Cap
INVESTMENT PRACTICE                                                                Growth Fund       Growth Fund
---------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                           20% (total)         20% (total)

SECURITIES OF NON-U.S. ISSUERS
Foreign Securities & Depository Receipts
(ADRs, EDRs, GDRs and IDRs)                                                       20% (total)         20% (total)
Foreign Corporate Debt Securities                                                 20% (total)         20% (total)
Foreign Government Debt Securities                                                20% (total)         20% (total)

CURRENCY MANAGEMENT
Currency Exchange Transactions                                                         II                 II
Currency Hedging Transactions                                                          II                 II
Cross Hedging                                                                          II                 II
Forward Currency Exchange Contracts                                                    II                 II
Options on Foreign Currencies                                                          II                 II

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities                                                                15% (net)           15% (net)
When-Issued and Delayed Delivery Securities                                       15% (total)         15% (total)
Repurchase Agreements                                                             20% (total)         20% (total)
Reverse Repurchase Agreements                                                    33 1/3% (net)       33 1/3% (net)
Mortgage Dollar Rolls                                                            33 1/3% (net)       33 1/3% (net)
Lending of Portfolio Securities                                                   30% (total)         30% (total)
Borrowing                                                                        33 1/3% (net)       33 1/3% (net)
Short Sales                                                                        25% (net)           25% (net)
Concentration in Any One Industry                                                 25% (total)         25% (total)
Other Investment Companies                                                        10% (total)         10% (total)
Temporary Defensive Investments                                                       100%               100%

Disclosure of Portfolio Holdings. Each Fund's complete portfolio holdings as of the end of each calendar month are posted on myScudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the myScudder.com information is current (expected to be at least three months). It is each Fund's policy not to disseminate nonpublic holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. sub-advisers, custodians, independent registered public accounting firms, securities lending agents and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper Services, or other entities that have a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis as applicable subject to the requirements described below

Prior to any disclosure of a Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund's shareholders, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to trade based on the information, or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. Information regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to a Fund's Trustees.

Equity Securities

General. The Funds may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" includes common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Funds, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Funds may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. Such leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred  stocks  with fixed  dividend  rates and no  conversion  rights  moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other
dividend  rate  reset  mechanism.   In  the  absence  of
credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All  preferred  stocks are also  subject  to the same  types of credit  risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), although there is no minimum rating which a preferred stock must have to be an eligible investment for the Funds. Generally, however, the preferred stocks in which the Funds invest will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream that is generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders. In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization and Small-Capitalization Stocks. Lesser known companies with medium- and small-market capitalizations frequently offer greater growth potential than larger, better-known and more mature companies. Investments in medium- and small-capitalization companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers, including reduced and less reliable information about the issuer, less stringent financial disclosure requirements, higher brokerage commissions and fees, and greater market risk in general.

In addition, investing in the securities of these companies also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic regions.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of smaller size and limited product lines, markets, distribution channels and financial and managerial resources.

In addition, many medium- and small-market capitalization companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and ask prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

Small and Micro Capitalization Companies. Each Fund invests a portion of its assets in smaller, lesser-known companies which the Advisor believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and, therefore, such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which a Fund may invest are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality," which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

Investing in Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities. Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Funds' foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Funds must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Furthermore, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing their net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which such values and exchange rates are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith using methods approved by the Trustees.

Fixed Income Securities and Money Market Instruments

General. Each Fund may invest in a broad range of domestic and foreign fixed income (debt) securities consistent with its investment objective and 80% investment policy. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund's securities portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield of such Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investment portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, the net asset value can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose a Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Short-Term Instruments. When a Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. Each Fund may invest up to 20% of its total assets in high quality short-term investments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses for day-to-day operating purposes. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities that the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See " -- Zero Coupon Securities and Deferred Interest Bonds."

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two nationally recognized statistical ratings organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Funds, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Funds may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Funds may invest in obligations issued or guaranteed by the US government, which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury
(such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Zero Coupon Securities and Deferred Interest Bonds. The Funds may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds' distribution obligations. See "Taxes."

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Funds' Board of Trustees. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. A Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. A Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that such value is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls. At the time a Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A securities, discussed in greater detail below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of the securities' value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board determines or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as, and if-issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a Fund until settlement takes place.

At the time when a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisition, a Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the respective Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. Each Fund may lend up to 30% of the total value of its portfolio securities (taken at market value) to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Funds may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Fund's investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Derivative Securities

General. Each Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, a Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities; for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates; and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Each Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Fund. The use of derivatives for non-hedging purposes may be considered speculative.

Each Fund's investment in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Options on Securities. Each Fund may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by a Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." A Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. When a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on a Fund's books.

Each Fund may also purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium, and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker, rather than an exchange, and OTC options may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, each Fund intends to treat OTC options purchased and the assets used to

"cover" OTC options written as not readily marketable and therefore subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on US and foreign securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of such securities. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," each Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Futures Contracts and Options on Futures Contracts

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the market value of the securities or currency held by the Fund and the prices of the futures and options. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges that have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without a Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover a Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from the Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest-rate-sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), a Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Securities Indices. Each Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund, or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of a Fund's investments that are being hedged.

Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Currency Exchange Contracts. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and may receive interest, dividends and sale proceeds in currencies other than the US dollar, a Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend at the same time to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities, and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. Each Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Funds may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may be used to hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition each Fund may purchase call options on a currency when the Advisor anticipates that the currency will appreciate in value.

Both Funds may also write options on foreign currencies for the same types of hedging purposes. For example, when a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Both Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

Both Funds also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is instead designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option, due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. Each Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. Each Fund intends to treat OTC options as not readily marketable and, therefore, as subject to the Fund's limitation with respect to illiquid securities.

Asset Coverage. Each Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes, currency, interest rate and security index futures contracts and options on those futures contracts, and forward currency contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed a Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that a Fund may maintain 100% equity exposure. The Funds are operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which could interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

There is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of a Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

The Funds' active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause a Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings is included in the Appendix to this SAI.

Investment Objective. A Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of a Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund.

         Portfolio Turnover

The portfolio turnover rates for the fiscal years ended 2004 and 2003 were as follows:

                                            2004                        2003
                                            ----                        ----

Mid Cap Growth Fund                         116                           82
Small Cap Growth Fund                       116                           74

These rates will vary from year to year. High turnover rates increase transaction costs and may increase net short-term capital gains. The Advisor considers these effects when evaluating the anticipated benefits of short-term investing.

Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for a Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than a Fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by a Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal year ended September 30, 2003, Mid Cap Growth Fund and Small Cap Growth Fund directed $96,269,416 and $52,635,828, respectively, in transactions for research, on which the Funds paid $173,471 and $135,616, respectively, in brokerage commissions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

For the fiscal year ended September 30, 2004, the Funds paid the following in brokerage commissions:

Mid Cap Growth Fund                                 $83,000

Small Cap Growth Fund                               $37,000

Securities of Regular Broker-Dealers. Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. At September 30, 2004, the Funds held the following securities of their regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)          Value of Securities Owned as of September 30, 2004
---------------------------------------------------          --------------------------------------------------

Merrill Lynch                                                                     $449,000
-------------
Bear Stearns                                                                      $387,000
------------
Lehman Bros., Inc.                                                                $311,000
-------------------
Goldman Sachs                                                                     $201,000
-------------
Morgan Stanley Dean Witter & Co.                                                  $162,000
--------------------------------
JP Morgan                                                                         $147,000
---------
Pershing LLC                                                                      $139,000
------------
Bank of America Securities                                                        $133,000
--------------------------
Credit Suisse First Boston                                                        $130,000
--------------------------
Wachovia Securities                                                               $125,000
-------------------

                        PURCHASE AND REDEMPTION OF SHARES


Purchase of Shares

Scudder Distributors, Inc. ("SDI") serves as the distributor of the Funds' shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Funds. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the Funds are distributed by SDI. Mid Cap Growth Fund offers seven classes of shares: Investment, Institutional and Class A, B, C, S and R shares. Small Cap Growth Fund offers eight classes of shares: Investment, Institutional and Class A, B, C, S, AARP and R shares. General information on how to buy shares of a Fund is set forth in "How to Invest in the Funds" in the Funds' Prospectuses. The following supplements that information.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent, Scudder Investments Service Company ("SISC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends Such firms, including affiliates of SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Funds may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless such Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R Shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of the Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of each Fund sold.

In addition to the discounts or commissions described herein and in the Prospectuses, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other Funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1                   Compensation Schedule #2
----------------------------------------------- --------------------------------
               Retail Sales and                                Scudder
             Scudder Flex Plan(1)                          Premium Plan(2)
             --------------------                          ---------------
                                                                       As a
                              As a Percentage                      Percentage of
         Amount of                 of Net          Amount of            Net
        Shares Sold             Asset Value       Shares Sold       Asset Value
        -----------             -----------       -----------       -----------

$1 million to $3 million           1.00%       Under $15 million       0.50%
(equity funds)

$1 million - $3 million            0.85%
(fixed income funds)

$1 million - $3 million            0.75%
(Scudder Short Term Bond
Fund, Scudder Short
Duration Fund and Scudder
Short-Term Municipal Bond
Fund)

Over $3 million to                 0.50%                 --
$50 million

Over $50 million                   0.25%                 --








     Compensation Schedule #3:               Compensation Schedule #4:
-------------------------------------- ---------------------------------------
              Scudder                                 Scudder
    Mid-to-Large Market Plan(2)                    Choice Plan(3)
    ---------------------------                    --------------

                     As a Percentage                         As a Percentage
    Amount of             of Net            Amount of             of Net
   Shares Sold         Asset Value         Shares Sold         Asset Value
   -----------         -----------         -----------         -----------

   Over $15 million     0.25% - 0.50%    All amounts (equity        1.00%
                                         funds)

                                         All amounts (fixed         0.85%
                                         income funds)

                                         All amounts                0.75%
                                         (Scudder Short
                                         Duration Fund and
                                         Scudder Short Term
                                         Bond Fund)

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedules 2 and 3 apply to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule #3 after being re-underwritten. When a plan's assets exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting its Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) SDI compensates UBS Financial Services in accordance with Premium Plan Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser", which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternatives -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                                Allowed to Dealers
                                                    As a Percentage of    As a Percentage of    as a Percentage of
               Amount of Purchase                     Offering Price       Net Asset Value*       Offering Price
--------------------------------------------------------------------------------------------------------------------------

Less than $50,000                                          5.75%                  6.10%                 5.20%
$50,000 but less than$100,000                              4.50                   4.71                  4.00
$100,000 but less than$250,000                             3.50                   3.63                  3.00
$250,000 but less than$500,000                             2.60                   2.67                  2.25
$500,000 but less than $1 million                          2.00                   2.04                  1.75
$1 million and over                                        0.00**                 0.00**                0.00***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales.  Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP, Inc. under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with a direct "roll over" of a distribution from a Flex Plan into a Scudder IRA (this applies to Class B Shares only.)

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each Fund's prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans").

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

         a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

         b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

         c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Class R, Institutional and Investment Class Shares. Information on how to buy shares is set forth in the section entitled "How to Invest in the Funds" in each Fund's Prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. There are no minimum investments for Class R shares.

Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee). These minimum amounts may be changed at any time at management's discretion.

In order to make an initial investment in Investment Class shares of each Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the Prospectus. Investors may invest in Class R shares through certain retirement and other plans. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional Class and Investment Class and Class R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Shareholder Service Agent at (800) 621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 621-1048.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charges) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Neither Fund is responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A or Class C shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under each Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends and Distributions

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment after paying the related federal taxes, for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the higher distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain distributions, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income including short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)      To receive income dividends and capital gain distributions in cash.

Dividends and distributions will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the Prospectuses. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend and distribution checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of such Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Dividends of investment company taxable income and distributions of net realized capital gains are taxable, whether made in shares or cash.

Each dividend and distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of dividends and distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all dividends and distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend and distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional dividends of net investment income or distributions of capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

Redemptions and Purchases In-Kind

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in-kind). If payment is made to a Fund's shareholder in securities, an investor may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor, during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (1) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange or over-the-counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Each Fund reserves the right to redeem all of its shares, if the Fund's Board of Trustees votes to liquidate and terminate the Fund.

                                 NET ASSET VALUE

The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for Fund assets are not readily available or the value of the Fund asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds is managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing each Fund's affairs and for exercising the Funds' powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trusts and the Funds' Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Funds. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds' advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with each Fund and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served^1,^2                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           54
5/27/37                    Corporation^3 (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Trustee since 2002         (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director,
                           Soundview Technology Group Inc. (investment banking) (July 1998 to
                           January 2004) and Director, Circon Corp.^3 (medical instruments)
                           (November 1998-January 1999); President and Chief Executive Officer,
                           The National Association of Securities Dealers, Inc. and The NASDAQ
                           Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now
                           Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------

Richard R. Burt            Chairman, Diligence LLC (international information collection and             56
2/03/47                    risk-management firm (September 2002 to present); Chairman, IEP
Trustee since 2002         Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger
                           International, Inc.^3 (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell
                           Hutchins families of funds) (registered investment companies)
                           (September 1995 to present); and Member, Textron Inc.^3 International
                           Advisory Council (July 1996 to present). Formerly, Partner, McKinsey
                           & Company (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former Soviet Union and
                           US Ambassador to the Federal Republic of Germany (1985-1991); Member
                           of the Board, Homestake Mining^3 (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company^3 (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the
                           Board, Weirton Steel Corporation3 (April 1996-2004 )
--------------------------------------------------------------------------------------------------------------------



                                       42

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served^1,^2                During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                54
3/28/30                    Phoenix Funds (24 portfolios) (since May 2004) (registered investment
Trustee since 1986         companies); Retired (since 1986). Formerly, Partner, KPMG Peat
                           Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         54
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Trustee since 1999         and Chairman of the Board (since February 2004), CREF (pension fund);
                           Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February
                           2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai
                           Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc.
                           (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S.G. Cowen Mutual Funds (January 1985- January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         54
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Trustee since 1999         July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              54
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Trustee since 2002         & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              54
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 54
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 1986         Industry Consulting, Wolf & Company (consulting)(1987-1988);
                           President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock
                           Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------

William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            54
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Trustee since 2002         Formerly, Pension & Savings Trust Officer, Sprint Corporation^3
                           (telecommunications) (November 1989-October 2003)
--------------------------------------------------------------------------------------------------------------------


Interested Trustee


--------------------------------------------------------------------------------------------------------------------
William N.        Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM")         137
Shiebler^4        and a member of the DeAM Global Executive Committee (since 2002); Vice
2/06/42           Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing
Trustee,          Director of Putnam Investments, Inc. and President, Chief Executive Officer,
2004-present      and Director of Putnam Mutual Funds Inc. (1990-1999)
--------------------------------------------------------------------------------------------------------------------


                                       43

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^5       Managing Director, Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder
2004                       Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive
                           Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and
                           Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global
                           Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^6           Vice President, Deutsche Asset Management (2000-present).  Formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------
Paul H. Schubert^5         Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive
1/11/63                    Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
2004-present               Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------

Charles A. Rizzo^6         Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director,
8/05/57                    Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head,
Treasurer since 2002       BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior
                           Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

--------------------------------------------------------------------------------------------------------------------
John Millette^6            Director, Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------
Lisa Hertz^5 8/21/70       Assistant Vice President, Deutsche Asset Management
Assistant Secretary,
2004-present
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present). Formerly, Director,
3/27/54                    Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now
Assistant Secretary        Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States
since 2003                 Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                           (2002-2004)
--------------------------------------------------------------------------------------------------------------------

Caroline Pearson^6         Managing Director, Deutsche Asset Management
4/01/62
Assistant Secretary,
since 2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Kevin M. Gay^6             Vice President, Deutsche Asset Management
11/12/59
Assistant Treasurer since
2004
--------------------------------------------------------------------------------------------------------------------




                                       44

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^6      Director, Deutsche Asset Management
11/03/65
Assistant Treasurer
since 2003
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director, Deutsche Asset Management
D'Eramo^6
1/25/57
Assistant Treasurer
since 2003
--------------------------------------------------------------------------------------------------------------------

Philip Gallo^5 8/02/62     Managing Director, Deutsche Asset Management (2003-present).  Formerly, Co-Head of
Chief Compliance Officer   Goldman Sachs Asset Management Legal (1994-2003)
since 2004
--------------------------------------------------------------------------------------------------------------------


^1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which these funds are each a series.

^3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.


^4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York 10017.

^5       Address:  345 Park Avenue, New York, New York 10154.

^6       Address:  Two International Place, Boston, Massachusetts 02110.


Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Trustee Ownership in the Fund^1

                                                                                           Aggregate Dollar Range of
                                    Dollar Range of                                        Ownership as of 12/31/04
                                Beneficial Ownership in    Dollar Range of Beneficial      in all Funds Overseen by
                                        Mid Cap              Ownership in Small Cap                 Trustee
Trustee                               Growth Fund                  Growth Fund               in the Fund Complex^2
-------                               -----------                  -----------               -------------------

Independent Trustees:
---------------------

Richard R. Burt                          None                       $1 - $10,000                  Over $100,000
S. Leland Dill                           None                       None                          Over $100,000
Martin J. Gruber                         None                       None                          Over $100,000



                                       45

                                                                                           Aggregate Dollar Range of
                                    Dollar Range of                                        Ownership as of 12/31/04
                                Beneficial Ownership in    Dollar Range of Beneficial      in all Funds Overseen by
                                        Mid Cap              Ownership in Small Cap                 Trustee
Trustee                               Growth Fund                  Growth Fund               in the Fund Complex^2
-------                               -----------                  -----------               -------------------
Joseph R. Hardiman                       None                       None                          Over $100,000
Richard J. Herring                       None                       None                          Over $100,000
Graham E. Jones                          None                       None                          Over $100,000
Rebecca W. Rimel                         None                       None                          Over $100,000
Philip Saunders, Jr.                     None                       $50,001-$100,000              Over $100,000
William N. Searcy                        None                       None                          Over $100,000
William N. Shiebler                      None                       None                          Over $100,000

^1 The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^2 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                  Value of        Percent of
                                  Owner and                                    Securities on     Class on an
Independent                    Relationship to                    Title of      an Aggregate      Aggregate
Trustee                            Trustee           Company        Class          Basis            Basis
-------                            -------           -------        -----          -----            -----

Richard R. Burt                                        None
S. Leland Dill                                         None
Martin J. Gruber                                       None
Joseph R. Hardiman                                     None
Richard Herring                                        None
Graham E. Jones                                        None
Rebecca W. Rimel                                       None
Philip Saunders, Jr.                                   None
William N. Searcy                                      None

As of January 19, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 19, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 19, 2005, 1,708,200.932 shares in the aggregate, or 12.04% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of Charles Schwab & Co., Omnibus Account

Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street 333-8, San Francisco, CA 94104-4122 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 234,738.470 shares in the aggregate, or 8.95% of the outstanding shares of Scudder Mid Cap Growth Fund, Investment Class were held in the name of Scudder Trust Co., FBO Flying J Inc., 401K PL #062893, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 234,024.806 shares in the aggregate, or 8.40% of the outstanding shares of Scudder Small Cap Growth Fund, Class A were held in the name of Scudder Trust Co., FBO Davita Inc. Retirement Svgs. Pl #063014, Attn:
Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 669,155.782 shares in the aggregate, or 24.01% of the outstanding shares of Scudder Small Cap Growth Fund, Class A were held in the name of Jennifer Ferrari TTEE, State Street Bank and Trust, FBO ADP 401K Daily Valuation Prod B, 4 Becker Farm Rd #580, Roseland, NJ 07068-1739 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 220,955.377 shares in the aggregate, or 8.42% of the outstanding shares of Scudder Mid Cap Growth Fund, Investment Class were held in the name of Scudder Trust Company, FBO Photronics P/S & Sav Pl, Attn: Asset Recon Dept. #062147, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 10,276,024.669 shares in the aggregate, or 39.04% of the outstanding shares of Scudder Mid Cap Growth Fund, Institutional Class were held in the name of Scudder Trust Company TTEE FBO DB Matched Savings Plan, Attn:
Asset Recon Dept. #063115, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,256,328.791 shares in the aggregate, or 30.00% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of Scudder Trust Company TTEE FBO DB Matched Savings Plan, Attn:
Asset Recon Dept. #063115, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 907,913.594 shares in the aggregate, or 6.40% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of Scudder Trust Company FBO Farmers Group Inc. Employees Profit Sharing Savings Plan, Attn: Asset Recon Dept. #062733, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 11,258,624.129 shares in the aggregate, or 42.77% of the outstanding shares of Scudder Mid Cap Growth Fund, Institutional Class were held in the name of Northern Trust Co. TTEE Cust. FBO Nortel Networks Long Term Investment Plan-DV IRA, P.O. Box 92994, Chicago, IL 60675-2994 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 3,403.517 shares in the aggregate, or 6.09% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of Marion Donnelly Cust. FBO Fehr & Peers Assoc. Inc. 401K PSP, 3685 Mt. Diablo Blvd. Ste. 301, Lafayette, CA 94549-3763 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 2,950.282 shares in the aggregate, or 5.28% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of FBO Applied Energy Solutions LLC, 401(K) Plan, Attn: Asset Recon Dept. #063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 12,410.925 shares in the aggregate, or 22.51% of the outstanding shares of Scudder Small Cap Growth Fund, Class R were held in the name of FBO Applied Energy Solutions LLC, 401(K) Plan,

Attn: Asset Recon Dept. # 063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 24,171.354 shares in the aggregate, or 43.84% of the outstanding shares of Scudder Small Cap Growth Fund, Class R were held in the name of Scudder Trust Co. FBO AICC & AAM 401(K) P/S Plan,

Attn: Asset Recon Dept. #062858, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 6,531.040 shares in the aggregate, or 11.69% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of Joseph V. Andronaco TTEE FBO Corrosion Fluid Products Corp., 401K Savings Plan, 24450 Indoplex Cir., Farmington Hls, MI 48335-2526 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 14,816,530.925 shares in the aggregate, or 42.53% of the outstanding shares of Scudder Mid Cap Growth Fund, Class A were held in the name of John Hancock Life Insurance Company (USA), 250 Bloor St. East 7th Fl., Toronto Ontario, Canada M4W1E5 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 4,207,552.497 shares in the aggregate, or 15.98% of the outstanding shares of Scudder Mid Cap Growth Fund, Institutional Class were held in the name of State Street Corp. TTEE for Westinghouse Savannah RVR/Bechtel Savannah Riv. Inc. Svgs & Invest Pl., 34 Exchange Pl. Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 3,594,639.458 shares in the aggregate, or 25.34% of the outstanding shares of Scudder Small Cap Growth Fund, Investment Class were held in the name of State Street Corp. TTEE for Westinghouse Savannah RVR/Bechtel Savannah Riv. Inc. Svgs & Invest Pl., 34 Exchange Pl. Ste. 3064, Jersey City, NJ 07302-3885 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 3,037.809 shares in the aggregate, or 5.44% of the outstanding shares of Scudder Mid Cap Growth Fund, Class R were held in the name of All Island Media Inc. 401K, Rich Megenedy TTEE, FBO All Island Media Inc., 2950 Vets Memorial Hwy, Bohemia, NY 11716 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 36,877.794 shares in the aggregate, or 16.06% of the outstanding shares of Scudder Small Cap Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series Conservative Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 89,129.980 shares in the aggregate, or 38.81% of the outstanding shares of Scudder Small Cap Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series Balanced Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 100,775.592 shares in the aggregate, or 43.88% of the outstanding shares of Scudder Small Cap Growth Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust. for Scudder Pathway Series Growth Portfolio, 1 Heritage Dr. #P5S, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 147,473.154 shares in the aggregate, or 5.29% of the outstanding shares of Scudder Small Cap Growth Fund, Class A were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 19, 2005, 797,086.417 shares in the aggregate, or 18.09% of the outstanding shares of Scudder Small Cap Growth Fund, Class S were held in the name of NFSC FEBO #F2J-000019 FIIOC As Agent for Qualified

Employee Benefit Plans (401K) FINOPS-IC Funds, 100 Magellan Way KW1C, Covington, KY 41015-1987 who may be deemed as the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met nine times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are
S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.


Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2004.


Additional Committees. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy (Chairperson) and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber (Chairperson), Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Fund. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.


Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Herring (Chairperson) and Gruber. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.


Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

                              Compensation                          Pension or Retirement     Total Compensation Paid
                             from Small Cap    Compensation from     Benefits Accrued as     to Trustee from the Fund
Name of Trustee                Growth Fund    Mid Cap Growth Fund   Part of Fund Expenses     and the Fund Complex^1,^3
---------------                -----------    -------------------   ---------------------     -------------------------

Richard R. Burt             $1,929            $2,914               $0                        $198,370
S. Leland Dill              $1,901            $2,885               $0                        $155,500
Martin J. Gruber            $1,639            $2,430               $0                        $136,000
Joseph R. Hardiman^2        $1,671            $2,484               $0                        $139,000
Richard J. Herring^2        $1,660            $2,466               $0                        $138,000
Graham E. Jones             $1,649            $2,448               $0                        $137,000
Rebecca W. Rimel^2          $1,940            $2,931               $0                        $164,120
Philip Saunders, Jr.^2      $1,659            $2,466               $0                        $138,000
William N. Searcy           $1,837            $2,776               $0                        $149,500

^1 During calendar year 2004, the total number of funds overseen by each Trustee was 57 funds.

^2 Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

^3 Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Funds.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

  Years of Service           Chair Audit Committee          Other Participants
  ----------------           ---------------------          ------------------

      6 years                       $4,900                        $3,900
      7 years                       $9,800                        $7,800
      8 years                       $14,700                      $11,700
      9 years                       $19,600                      $15,600
  10 years or more                  $24,500                      $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Agreement to Indemnify Independent Trustees of Small Cap Growth Fund and Mid Cap Growth Fund for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, Officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Investment Advisor

DeAM, Inc., 345 Park Avenue, New York, New York 10154, is the Funds' investment advisor. Under the Investment Advisory Agreement, Small Cap Growth Fund is obligated to pay the Advisor a monthly fee at an annual rate of 0.65% of such Fund's average daily net assets. For the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004 and for the period October 1, 2004 through December 19, 2004 Mid Cap Growth Fund paid the Advisor a monthly fee at an annual rate of 0.65% of such Fund's average daily net assets. Effective December 20, 2004 Mid Cap Growth Fund is obligated to pay the Advisor a monthly fee at an annual rate of:

              Average Daily Net Assets           Mid Cap Growth Fund
              ------------------------           -------------------

                  $0 - $500 million                     0.65%
             $500 million - $1.5 billion                0.60%
            $1.5 billion - $11.5 billion                0.55%
                 Over $11.5 billion                     0.51%

DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of DeAM, Inc. may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers in various types of such obligations. DeAM, Inc. has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Funds, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

For the fiscal years ended September 30, 2004, 2003 and 2002, the Advisor accrued $4,142,355, $2,547,503 and $1,711,513, respectively, in compensation for investment advisory services provided to Mid Cap Growth Fund. During the same periods, the Advisor reimbursed $607,357, $321,036 and $375,474, respectively, to the Fund to cover expenses.

For the fiscal years ended September 30, 2004, 2003 and 2002, the Advisor accrued $2,427,744, $1,338,854 and $1,705,414, respectively, in compensation for investment advisory services provided to Small Cap Growth Fund net of reimbursements of $375,924, $290,635 and $388,089, respectively, to the Fund to cover expenses.

Advisory Contract Approval

The Investment Advisory Agreement with respect to each Fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by each Fund's Board of Trustees or by a majority of the outstanding voting securities of such Fund, and in either event, by a majority of the Independent Trustees of the Funds' Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving each Fund's Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to such Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Funds through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. Each Fund or the Advisor may terminate the Investment Advisory Agreement with respect to such Fund on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act).

Portfolio Management

Each Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's Prospectuses, as of the date of the Fund's
Prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Administrator

Under an administration agreement dated July 1, 2001 (the "Administration Agreement"), Investment Company Capital Corporation ("ICCC" or "the Administrator") calculates the net asset value of the Funds and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for the Trust to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.65% of the average daily net assets of each Fund's Investment Class shares and 0.40% of the average daily net assets of each Fund's Institutional Class and Class A, B, C and R shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under  the  Administration  Agreement,  the  administrator  is  obligated  on  a continuous basis to provide such administrative services as the Board of Trustees reasonably deem necessary for the proper administration of a Fund. The administrator will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. The following fees were paid for the fiscal year ended September 30, 2004:

Mid Cap Growth Fund                             Administrator Service Fee
-------------------                             -------------------------

Class A                                                  $961,082
Class B                                                   $33,858
Class C                                                   $28,266
Investment Class                                         $256,458
Institutional Class                                    $1,378,954
Class R                                                    $1,069

Small Cap Growth Fund                           Administrator Service Fee
---------------------                           -------------------------

Class A                                                  $131,876
Class B                                                   $12,011
Class C                                                   $16,320
Institutional Class*                                          N/A
Investment Class                                       $2,165,615
Class R                                                    $2,987

* No outstanding shares as of September 30, 2004.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, it holds the Funds' assets. Prior to April 25, 2003, Deutsche Bank Trust Company Americas served as the Funds' Custodian.

Transfer Agent

Scudder Investments Service Company ("SISC") serves as transfer agent of the Funds pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC may be reimbursed by the Funds for its out-of-pocket expenses. Prior to December 16, 2002, ICCC acted as the Funds' transfer and dividend disbursing agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Distributor

Scudder Distributors, Inc. ("SDI") is the principal distributor for shares of the Funds. SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Class A, B, C and R Shares Only. With respect to Class A, B, C and R shares of the Funds, each Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Funds may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

For the year ended September 30, 2004, the shareholder servicing fee was as follows:

Shareholder Servicing Fee                Total                Effective Rate
-------------------------                -----                --------------

Mid Cap Growth Fund
Class B                                   $21,161                     0.25%
Class C                                   $17,666                     0.25%
Class R                                      $669                     0.25%

Small Cap Growth Fund
Class B                                    $7,507                     0.25%
Class C                                   $10,201                     0.25%
Class R                                    $1,867                     0.25%

As compensation for providing distribution and shareholder services as described above for the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. As compensation for providing distribution and shareholder services as described above for Class R shares, the Distributor receives an annual fee, paid monthly, equal to 0.50% of the average daily net assets of the Class R shares.

For the year ended September 30, 2004, the distribution fee was as follows:

Mid Cap Growth Fund
Class A                                                  $600,676
Class B                                                   $63,484
Class C                                                   $52,999
Class R                                                      $669

Small Cap Growth Fund
Class A                                                   $82,421
Class B                                                   $22,521
Class C                                                   $30,601
Class R                                                    $1,867

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board and approved by its shareholders. The Funds have adopted plans of distribution for their Class A, B, C and R Shares (the "Plans"). Under each Plan, the Funds pay a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans will be renewed only if the Trustees make a similar determination in each subsequent year. Plans with respect to each Fund may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of such Fund. The Plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the respective Fund's outstanding shares.

During the continuance of the Plans, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A or Class R Shares is less than 0.25% of such class's average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of such class's average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to a Fund for excess amounts expended by the Distributor and, if any Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, the Distributor pays the distribution-related expenses of the Funds, including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

During the fiscal year ended September 30, 2004, the Distributor received commissions on the sale of the Mid Cap Growth Fund's Class A and Class C Shares and contingent deferred sales charges on the Mid Cap Growth Fund's Class A, Class B and Class C Shares as follows:

Class A Commissions                                          $25,021
Class C Commissions                                             $158
Class A Contingent Deferred Sales Charge                          $0
Class B Contingent Deferred Sales Charge                     $16,914
Class C Contingent Deferred Sales Charge                      $2,000

During the fiscal year ended September 20, 2004, the Distributor received commissions on the sale of the Small Cap Growth Fund's Class A and Class C Shares and contingent deferred sales charges on the Small Cap Growth Fund's
Class A, Class B and Class C Shares as follows: and retained from such commissions and sales charges the following amounts:

Class A Commissions                                          $14,748
Class C Commissions                                               $0
Class A Contingent Deferred Sales Charge                        $556
Class B Contingent Deferred Sales Charge                      $7,441
Class C Contingent Deferred Sales Charge                      $1,826
         Service Agent

SISC  acts as a  Service  Agent  pursuant  to its  agreement  with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balances, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with SISC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to the shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as Counsel to the Trust and each Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the Independent Registered Public Accounting Firm for each Fund.

                            ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and SAIs. No series of shares has any preference over any other series. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of each Fund.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of each Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of each Fund are not entitled to vote on Trust matters that do not affect the Fund. All series of the Trust will vote together on certain matters, such as electing Trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in the Trust will not be involved in any vote involving a Fund in which it does not invest its assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of such votes.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized under the name BT Investment Funds and assumed its current name of Scudder Advisor Funds on May 19, 2003.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com (type "proxy voting" in the search field).

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnership.

(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be, but that are not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a shareholder of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of either Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for, such foreign taxes.

Passive Foreign  Investment  Companies.  Equity investments by a Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, a Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Funds may invest in REITs that hold residential investments in REMICs.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "US real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as treated as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-US shareholder.

                              FINANCIAL STATEMENTS

Registration Statement. The Trust has filed with the SEC a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds and certain other series of the Trust. If further information is desired with respect to the Trust, the Funds or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Each Fund's financial statements for the year ended September 30, 2004 are included in, and incorporated by reference into, this Statement of Additional Information.

A copy of the Funds' Reports to Shareholders may be obtained without charge by contacting the Service Center at 1-800-621-1048.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to timely meet interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P Commercial Paper Ratings:


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's Commercial Paper Ratings:

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P's Commercial Paper Ratings:

A is the highest  commercial  paper rating category  utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings are A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                             STATEMENT OF ADDITIONAL INFORMATION


Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

Transfer Agent
SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606

Administrator
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, MD 21202

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY 10019


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or its official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIPs:

Scudder Mid Cap Growth Fund
Class A:  81111R 882
Class B:  81111R 874
Class C:  81111R 866
Class R:  81111R 726
Institutional Class:  81111R 858
Investment Class:  81111R 841

Scudder Small Cap Growth Fund
Class A:  81111R 791
Class B:  81111R 783
Class C:  81111R 775
Class R:  81111R 718
Institutional Class:  81111R 692
Investment Class:  81111R 767